SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                 April 1, 1997

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                                 EPITOPE, INC.
              (Exact name of Registrant as specified in charter)

                                    Oregon
                (State or other jurisdiction of incorporation)

                                    1-10492
                             (Commission File No.)

                                  93-0779127
                       (IRS Employer Identification No.)

                            8505 S.W. Creekside Place
                             Beaverton, Oregon 97008
              (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:

                                 (503) 641-6115




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Item 5.     Other Events.

            On April 1 and 2, 1997, Epitope, Inc., issued press releases regarding a recall of strawberries by its Andrew and Williamson Sales, Co., subsidiary. Copies of the press releases are attached as exhibits to this report.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable.

            (b)   Not applicable.

            (c)   Exhibits.

            The exhibits to this report are listed in the exhibit index following the signature page.




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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  EPITOPE, INC.


Dated:  April 2, 1997       By: /s/ Gilbert N. Miller
                                Gilbert N. Miller
                                Executive Vice President and Chief
                                Financial Officer



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                                  EXHIBIT INDEX


99.1  Press release of Epitope, Inc., dated April 1, 1997.

99.2  Press release of Epitope, Inc., dated April 2, 1997.